UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

XERIS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-257642	87-1082097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600

Chicago, IL 60601

(Address of Principal Executive Offices, including Zip Code)

1-844-445-5704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

Effective October 5, 2021, Xeris Biopharma Holdings, Inc., a Delaware corporation (“Xeris Holdco”) completed the previously announced acquisition and merger contemplated by the Transaction Agreement, dated as of May 24, 2021 (the “Transaction Agreement”), by and among Xeris Pharmaceuticals, Inc. (“Xeris”), Strongbridge Biopharma plc (“Strongbridge”), Xeris Holdco and Wells MergerSub, Inc. (“MergerSub”). Pursuant to the Transaction Agreement, (i) Xeris Holdco acquired Strongbridge (the “Acquisition”) pursuant to a scheme of arrangement under Irish law; and (ii) MergerSub merged with and into Xeris, with Xeris as the surviving corporation in the merger (the “Merger,” and the Merger together with the Acquisition, the “Transactions”). As a result of the Transactions, both Xeris and Strongbridge became wholly owned subsidiaries of Xeris Holdco.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation and Appointment of Directors

On October 5, 2021, effective upon the consummation of the Transactions, Xeris Holdco’s sole director (the “Board”) approved an increase in the size of the Board from one to eight directors and designated and appointed the following individuals to the Board in accordance with the terms of the Transaction Agreement:

•

each of the following members of the Xeris board of directors was designated and appointed to the Board: BJ Bormann, Ph.D., Dawn Halkuff, Marla S. Persky, John Schmid and Jeffrey W. Sherman, M.D., FACP; and

•	each of the following members of the Strongbridge board of directors was designated and appointed to the Board: John H. Johnson and Garheng Kong, M.D., PhD, MBA.

The initial Class I directors with a term expiring at the annual meeting of stockholders held in 2022 shall be BJ Bormann, Garheng Kong and John Schmid. The initial Class II directors with a term expiring at the annual meeting of stockholders held in 2023 shall be Dawn Halkuff, John Johnson and Jeffrey Sherman. The initial Class III directors with a term expiring at the annual meeting of stockholders held in 2024 shall be Paul Edick and Marla Persky.

Committee Appointments

As of the effective time of the Transactions, the individuals identified below were designated and appointed to the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee, respectively, of the Board:

Nominating and Corporate Governance Committee

Marla S. Persky (Chairperson)

Dawn Halkuff

Jeffrey W. Sherman, M.D., FACP

Audit Committee

John Schmid (Chairperson)

BJ Bormann, Ph.D.

Marla S. Persky

Compensation Committee

BJ Bormann, Ph.D. (Chairperson)

Dawn Halkuff

John Schmid

Jeffrey W. Sherman, M.D., FACP

Appointment of Officers

In connection with and effective as of the closing of the Transactions, the Board appointed (i) John Shannon as President and Chief Operating Officer, (ii) Kenneth Johnson, Pharm.D., as Senior Vice President, Global Development and Medical Affairs, (iii) Beth P. Hecht as Senior Vice President, Chief Legal Officer& Corporate Secretary, and (iv) Steven Prestrelski, Ph.D. as Chief Scientific Officer. The names of the current executive officers and their respective positions are indicated below:

Paul R. Edick	Chairman and Chief Executive Officer
Steven M. Pieper	Chief Financial Officer
Beth P. Hecht	Chief Legal Officer and Corporate Secretary
John Shannon	President and Chief Operating Officer
Ken Johnson, Pharm.D.	Senior Vice President, Global Development and Medical Affairs
Steven Prestrelski, Ph.D.	Chief Scientific Officer

Amended and Restated Employment Agreements

In connection with and effective as of the closing of the Transactions, Xeris Holdco entered into Amended and Restated Employment Agreements with each of Mr. Edick, Mr. Shannon and Mr. Pieper.

Paul R. Edick

Pursuant to Mr. Edick’s Amended and Restated Employment Agreement (the “Edick Employment Agreement”), Mr. Edick is entitled to receive an annual base salary and an annual target bonus equal to a percentage of his annual base salary based upon the Board’s assessment of Mr. Edick’s performance and Xeris Holdco’s attainment of targeted goals as set by the Board in its sole discretion. For the fiscal year ending December 31, 2020, Mr. Edick’s annual base salary, effective as of February 1, 2020, was $629,475 and his annual target bonus was 60% of his annual base salary. The Edick Employment Agreement also contains provisions related to confidentiality, inventions assignment and non-competition, pursuant to which Mr. Edick reaffirmed the obligations contained in his Proprietary Information and Inventions Agreement. The Edick Employment Agreement provides that, in the event that his employment is terminated by Xeris Holdco without “cause” or he resigns for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 18 months of base salary payable on Xeris Holdco’s normal payroll cycle if such termination is not within 12 months of a “change in control” or (y) 24 months of base salary payable on Xeris Holdco’s normal payroll cycle if such termination is within 12 months of a “change in control,” and (ii) reimbursement of COBRA premiums for health benefit coverage for him in an amount equal to the monthly employer contribution that Xeris Holdco would have made to provide health insurance to Mr. Edick had he remained employed with Xeris Holdco for up to 18 months. In addition, if within 12 months following a “change in control,” Mr. Edick is terminated by Xeris Holdco without “cause” or he resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Mr. Edick issued after the date of the amended and restated employment agreement will accelerate and vest immediately.

The foregoing description of the Edick Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Edick Employment Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

John Shannon

Pursuant to Mr. Shannon’s Amended and Restated Employment Agreement (the “Shannon Employment Agreement”), Mr. Shannon is entitled to receive an annual base salary and an annual target bonus equal to a percentage of his annual base salary based upon the Board’s assessment of Mr. Shannon’s performance and Xeris Holdco’s attainment of targeted goals as set by the Board in its sole discretion. For the fiscal year ending December 31, 2020, Mr. Shannon’s annual base salary, effective as of February 1, 2020, was $459,637 and his annual target bonus was 40% of his annual base salary. Effective August 20, 2020, Mr. Shannon was promoted to President and

Chief Operating Officer at which time his annual base salary was increased to $500,000 and his annual target bonus was increased to 50% of his annual base salary. The Shannon Employment Agreement also contains provisions related to confidentiality, inventions assignment and non-competition, pursuant to which Mr. Shannon reaffirmed the obligations contained in his Proprietary Information and Inventions Agreement. The Shannon Employment Agreement provides that, in the event that his employment is terminated by Xeris Holdco without “cause” or he resigns for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 15 months of base salary payable on Xeris Holdco’s normal payroll cycle if such termination is not within 12 months of a “change in control” or (y) 18 months of base salary payable on Xeris Holdco’s normal payroll cycle if such termination is within 12 months of a “change in control,” and (ii) reimbursement of COBRA premiums for health benefit coverage for him in an amount equal to the monthly employer contribution that Xeris Holdco would have made to provide health insurance to Mr. Shannon had he remained employed with Xeris Holdco for up to 18 months. In addition, if within 12 months following a “change in control,” Mr. Shannon is terminated by Xeris Holdco without “cause” or he resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Mr. Shannon issued after the date of the amended and restated employment agreement will accelerate and vest immediately.

The foregoing description of the Shannon Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Shannon Employment Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Steven M. Pieper

Pursuant to Mr. Pieper’s Amended and Restated Employment Agreement (the “Pieper Employment Agreement”), Mr. Pieper is entitled to receive an annual base salary of $375,000 and an annual target bonus equal to 40% of his base salary. The Pieper Employment Agreement also contains provisions related to confidentiality, inventions assignment and non-competition, pursuant to which Mr. Pieper reaffirmed the obligations contained in his Proprietary Information and Inventions Agreement. The Pieper Employment Agreement provides that, if Mr. Pieper’s employment is terminated by Xeris Holdco without “cause” or he resigns for “good reason” (each, as defined in the agreement) (collectively, an “Involuntary Termination”), Mr. Pieper will, subject to the execution of a release in favor of Xeris Holdco, be entitled to receive: (i) an amount equal to 15 months of base salary and (ii) up to 15 months of health insurance reimbursement under COBRA. In the event of Mr. Pieper’s Involuntary Termination within twelve months after a change in control of Xeris Holdco, Mr. Pieper will instead be entitled to (i) cash severance payments in an amount equal to 18 months of base salary; (ii) the acceleration of vesting of all unvested time-based equity awards held by him issued after the date of the Employment Agreement; and (iii) up to 18 months of health insurance reimbursement under COBRA.

The foregoing description of the Pieper Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Pieper Employment Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Compensatory Plans

Xeris Holdco assumed, effective as of the completion of the Transactions, the (i) Xeris 2011 Stock Option/Stock Issuance Plan, (ii) the Xeris 2018 Stock Option and Incentive Plan (the “2018 Plan”), (iii) the Xeris Inducement Equity Plan (the “Xeris Inducement Plan”), (iv) the Xeris 2018 Employee Stock Purchase Plan (the “Xeris ESPP” and together with the 2018 Plan and the Xeris Inducement Plan, the “Xeris Share Plans”), (v) the Strongbridge Biopharma plc 2015 Equity Compensation Plan (the “2015 Plan”), (vi) the Strongbridge Non-Employee Director Equity Compensation Plan and (vii) the Strongbridge 2018 Inducement Plan, each filed as Exhibits 10.4 through 10.10 to this Current Report on Form 8-K and incorporated herein by reference, as well as the outstanding awards granted thereunder, the award agreements evidencing the grants of such awards and the remaining shares available under the Xeris Share Plans and the 2015 Plan, including any awards granted to Xeris Holdco’s named executive officers, in each case subject to applicable adjustments in the manner set forth in the Transaction Agreement to such awards. Xeris Holdco also assumed, effective as of the completion of the Transactions, the outstanding awards granted under (i) the Strongbridge Biopharma plc Non-Employee Director Equity Compensation Plan and (ii) the Strongbridge Biopharma plc 2017 Inducement Plan, including the award agreements evidencing the grants of such awards.

Additional information required by Items 5.02(c) and (d) is included in (i) the Joint Proxy Statement, (ii) Xeris’ Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2021, (iii) Xeris’ Current Report on Form 8-K filed with the SEC on July 29, 2021, and (iv) Strongbridge’s Annual Report on Form 10-K filed with the SEC on March 3, 2021 and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1*	Amended and Restated Employment Agreement by and among the Registrant, Xeris Pharmaceuticals, Inc. and Paul Edick, dated as of October 5, 2021.

10.2*	Amended and Restated Employment Agreement by and among the Registrant, Xeris Pharmaceuticals, Inc. and John Shannon, dated as of October 5, 2021.

10.3*	Amended and Restated Employment Agreement by and among the Registrant, Xeris Pharmaceuticals, Inc. and Steven Pieper, dated as of October 5, 2021.

10.4	Xeris Pharmaceuticals, Inc. 2011 Stock Option and Incentive Plan and forms of award agreements thereunder (incorporated by reference to Exhibit 10.1 of Xeris Pharmaceuticals, Inc.’s Registration Statement on Form S-1 filed with the SEC on May 24, 2018).

10.5	Xeris Pharmaceuticals, Inc. 2018 Stock Option and Incentive Plan and forms of award agreements thereunder (incorporated by reference to Exhibit 10.1 of Xeris Pharmaceuticals, Inc.’s Registration Statement on Form S-1/A filed with the SEC on June 11, 2018).

10.6	Xeris Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.18 of Xeris Pharmaceuticals, Inc.’s Registration Statement on Form S-1/A filed with the SEC on June 11, 2018).

10.7	Xeris Pharmaceuticals, Inc. Inducement Equity Plan (incorporated by reference to Exhibit 99.1 of Xeris Pharmaceuticals, Inc.’s Registration Statement on Form S-8 filed with the SEC on February 8, 2019).

10.8	Strongbridge Biopharma plc 2015 Equity Compensation Plan (incorporated by reference to Exhibit 10.13 of Strongbridge Biopharma plc’s Annual Report on Form 10-K (File No. 001-37569) filed with the SEC on February 27, 2019).

10.9	Strongbridge Biopharma plc Non-Employee Director Equity Compensation Plan (incorporated by reference to Exhibit 10.14 of Strongbridge Biopharma plc’s Annual Report on Form 10-K (File No. 001-37569) filed with the SEC on February 27, 2019).

10.10	Strongbridge Biopharma plc 2017 Inducement Plan (incorporated by reference to Exhibit 10.15 of Strongbridge Biopharma plc’s Annual Report on Form 10-K (File No. 001-37569) filed with the SEC on February 27, 2019).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIS BIOPHARMA HOLDINGS, INC.
(Registrant)

	By:	/s/ Steven M. Pieper
	Name:	Steven M. Pieper
	Title:	Chief Financial Officer
Date: October 5, 2021